LORD ABBETT SECURITIES TRUST

Lord Abbett Alpha Strategy Fund

SUPPLEMENT DATED JUNE 29, 2007 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2007

(CLASS A, B, C, P, & Y SHARES)

As of June 29, 2007, with respect to the Lord Abbett Alpha Strategy Fund (the “Fund”), the third paragraph of the section in the Statement of Additional Information entitled “Investment Advisory and Other Services – Investment Managers” is hereby replaced with the following:

The Lord Abbett Asset Allocation Committee oversees and reviews the allocation and investment of the Alpha Strategy Fund’s assets in the underlying funds and is primarily responsible for the day-to-day management of the Fund.  The Asset Allocation Committee consists of Robert S. Dow, Robert I. Gerber, Christopher J. Towle, Harold E. Sharon, Charles Massare, and Robert P. Fetch.

In the aforesaid section, the table entitled “Other Accounts Managed” is amended to include the following information for the Fund, which information is as of May 31, 2007 unless indicated otherwise:

Other Accounts Managed(1) (# and Total Assets*)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Alpha Strategy Fund	Robert S. Dow	4 / $1,861.6	0 / $0.0	0 / $0.0
	Robert P. Fetch	10 / $10,100.8	1 / $250.9	965 / $3,097.8

(1)   Total assets are in millions.

*      Included in the number of accounts and total assets are 2 accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $570.5 million in assets.

In the section entitled “Investment Advisory and Other Services – Holdings of Investment Managers,” the table entitled “Dollar Range of Shares in the Funds” is amended to include the following information for the Fund, which information is as of May 31, 2007 unless indicated otherwise:

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Alpha Strategy Fund	Robert S. Dow							X
	Robert P. Fetch	X